UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 4, 2023

CDW CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35985	26-0273989
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

75 Tri-State International
Lincolnshire, Illinois		60069
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (847) 465-6000

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	CDW	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 4, 2023, the board of directors (the “Board”) of CDW Corporation (the “Company”) increased the size of the Board from ten directors to eleven directors and elected Marc E. Jones to fill the newly-created directorship. Mr. Jones initially will serve on the Board’s Nominating and Corporate Governance Committee. The Board has not yet determined on which other Board committees Mr. Jones will serve. The Board has determined that Mr. Jones is independent for purposes of the listing standards of the Nasdaq Global Select Market.

Mr. Jones will receive the director fees and stock-based compensation for directors previously disclosed in the Company’s proxy statement for its 2022 Annual Meeting of Stockholders. In connection with his appointment, Mr. Jones and the Company will enter into the Company’s standard indemnification agreement, the form of which was filed with the Securities and Exchange Commission as Exhibit 10.32 with the Company’s Amendment No. 2 to Form S-1 filed on June 14, 2013. Mr. Jones will stand for re-election at the Company’s 2023 Annual Meeting of Stockholders.

Mr. Jones, age 64, serves as Chairman, President and Chief Executive Officer of Aeris Communications, Inc. (“Aeris”), a provider of machine to machine and Internet of Things communications services. Mr. Jones has served as Chairman of Aeris since 2005 and President and Chief Executive Officer of Aeris since 2008. He also serves on the board of directors of Ingersoll Rand Inc.

There are no arrangements or understandings between Mr. Jones and any other persons pursuant to which he was selected as a director. Mr. Jones does not have a direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 7.01	Regulation FD Disclosure.

A copy of the press release issued by the Company on January 5, 2023 is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated January 5, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CDW CORPORATION

Date:	January 5, 2023	By:	/s/ Frederick J. Kulevich
Frederick J. Kulevich
Senior Vice President, General Counsel and Corporate Secretary